Foreign Exchange Translation Gain/(Loss)	12 Months Ended
Jun. 30, 2021
Foreign Exchange Translation Gain/(Loss) [Abstract]
Disclosure of effect of changes in foreign exchange rates [text block]	FOREIGN EXCHANGE TRANSLATION GAIN/(LOSS)

	SA Rand
Figures in million	2021	2020	2019
Borrowings (a)	894	(970)	(99)
Other items (b)	(224)	78	13
Total foreign exchange translation gain/(loss)	670	(892)	(86)

(a)The gain in 2021 is predominantly caused by favourable translations on US dollar loan balances. The favourable translations on US dollar loans are attributable to the Rand strengthening against the US dollar evidenced by an improved average and closing exchange rate of R15.40/US$1 (2020: R15.66/US$1) (2019: R14.18/US$1) and R14.27/US$1 (2020: R17.32/US$1) (2019: R14.13/US$1) respectively.

(b)This relates mainly to the translation of metal trade receivables and cash from a foreign currency to the functional currencies of the operating entities.